Consulting Agreement

         This Consulting Agreement (the "Agreement") is made and entered into by and between Funds America Finance Corporation, a publicly held Florida corporation with no classes of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and not currently trading on the over the counter bulletin board operated by but not a part of NASDAQ (the "Client"); and, The Yankee Companies, Inc., a Florida corporation ("Yankees"; the Client and Yankees being hereinafter collectively referred to as the "Parties" and generically as a "Party").

                                   Preamble :

         WHEREAS, the Client is in the process of developing a consumer finance company specializing in refinancing of mobile homes, with the eventual goal of developing diversified funding sources, including collateralized securities comprised of pass through certificates, portfolio pools and similar instruments generated from its operations, and in conjunction therewith, the Client has entered into an agreement with another client of Yankees pursuant to which it hopes to register a class of its securities under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

         WHEREAS, Yankees has substantial strategic business experience, acumen and contacts, and the Client desires to avail itself of Yankees'
         services in conjunction with development and implementation of strategic plans designed to accomplish the foregoing by securing
         Yankees's assistance to develop and implement its strategic plans, retain additional management and directors, and develop growth through acquisition of complementary business operations; and

         WHEREAS, Yankees is agreeable to making its services available to the Client, on the terms and subject to the conditions hereinafter set forth:

         NOW, THEREFORE, in consideration for Yankees's agreement to render the hereinafter described services as well as of the premises, the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknow ledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   ARTICLE ONE
                           OBLIGATIONS OF THE PARTIES

1.1      Description of Services

(A) Yankees's areas of expertise include corporate structure, organization and reorganization; mergers, acquisitions and divestitures; strategic corporate development; corporate financial and equity analysis; market strategy planning and implementation; corporate communication, financial public relations and stockholder relations consulting; business plan development and implementation; marketing sales and analysis; executive and professional recruitment; coordination and supervision of professional services; development and implementation of regulatory compliance procedures (the "Services").

(B) During the Initial Term of this Agreement (as hereinafter defined), Yankees shall provide the Client with the Services, on a reasonable, as required basis, consistent with Yankees's other business activities.

(C) Because of the Client's current and anticipated status under federal securities laws, in any circumstances where Yankees is describing the securities of The Client to a third Party, Yankees shall disclose to such person the compensation received from the Client to the extent required under any applicable laws, including, without limitation,
          Section 17(b) of the Securities Act of 1933, as amended; however, the Parties acknowledge they do not contemplate that Yankees shall be involved in any activities on behalf of the Client requiring such descriptions or disclosures, or that the Services involve any activities subject to regulation under federal or state securities laws other than the prohibitions of the Foreign Corrupt Practices Act, except for the introduction of the Client and its principals to licensed broker dealers in securities, securities analysts and appropriate corporate information and stockholder relations specialists.

1.2      Fiduciary Obligation to the Client

(A) In rendering its services, Yankees shall not disclose to any third party any confidential non-public information furnished by the Client or otherwise obtained by it with respect to the Client.

(B)     (1)    The Client  acknowledges  that  because  of Yankees  pre-existing relationship  with Equity Growth  Systems,  inc., a publicly held
               Delaware  corporation   ("Equity")  with  which  the  Client  has
               recently entered into an agreement (the "Equity Agreement"), Yankees may face a conflict of interest and that any such conflict, if not resolved to Equity's satisfaction, may require
               Yankees to take actions or assume positions that are not in the best interest of the Client because Yankees first allegiance in such case must be to Equity;

         (2) Notwithstanding such potential conflict and after having been advised of the foregoing, the Client hereby prospectively waives any claims or causes of action against Yankees as a result of actions taken in such event, and agrees that Yankees first loyalty and duty shall be to Equity; and

         (3) The Parties hereby agree that in the event that an actual conflict arises between the Client and Equity, the Client shall have the unilateral rights to immediately terminate this Agreement, but that such termination will not affect Yankees right to compensation from the Client, as hereinafter provided.

1.3      Limitations on Services

(A) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc. (collectively with its subsidiaries being hereinafter referred to as the "NASD"), in-house "due diligence" or "compliance" depart ments of licensed securities firms, etc.; accordingly, Yankees agrees that it will not release any information or data about the Client to any selected or limited person(s), entity, or group if Yankees is aware that such information or data has not been generally released or promulgated.

(B) Yankees shall restrict or cease, as directed by the Client, all efforts on behalf of the Client, including all dissemination of information regarding the Client, immediately upon receipt of instructions (in writing by fax or letter) to that effect from the Client.

1.4      Yankees' Compensation

(A) Except as described below with reference to certain of the services described above, which are to be completed within the initial 365 days of this Agreement:

         (1) Yankees will bill at its standard hourly rates for all work as to which a prior written arrangement with different terms has not been entered into, however, no hourly billable services will be provided except at The Client's specific request.

         (2) Any documents prepared by Yankees or provided to The Client's advisors, at The Client's request, on existing forms will be subject to a $50 per page initial licensing fee augmented by the time spent in personalizing the subject form.

(B) Notwithstanding the provisions of Section 1.4(a) above, during the first 180 days of this Agreement (the "Initial Term"), Yankees will accept and the Client will pay to Yankees:

         (1) Options (the "Class A Options") to purchase shares of The Client's outstanding or reserved common stock (all reserved common stock being treated as outstanding for purposes of such calculation), on the following terms (the"Stock Signing Fee."):

              (a) The quantity of the Client common stock subject to the Class A Options shall be equal to 5% of The Client's outstanding or reserved common stock, immediately following complete exercise of all the Class A Options, but shall not be less than 250,000 shares of the Client's common stock;

              (b) The Class A Option term will commence on the 60th day after execution of this Agreement and will terminate at the close of business on the 365th business day after the Class A Options and the shares of common stock into which they can be exercised are registered for sale to the public under applicable federal and state securities laws; however, Yankees shall have the option of exercising the Class A Options prior to such registration at a 50% discount from the otherwise applicable exercise price, subject to the resale restrictions imposed by SEC Rule 144, but subject to the piggy back and registration provisions, as reflected in the form of warrant agreement annexed hereto and made a part hereof as composite exhibit 1.4(B), which form shall constitute the basis for and terms of the Class A Options, other than as specifically modified hereby.

               (c) The exercise price of the Class A Options will, assuming they are all exercised, will be $10,000, the price per share to be based on the number of shares outstanding at the time of exercise, pro rated in accordance with the following formula: in the event that an aggregate of 5,000,000 shares of capital stock are outstanding or reserved for future issuance under reasonably definable terms (e.g. options, warrants, pending acquisitions, obligations under employment agreements, etc.), then the number of shares purchasable would be 250,000 and the exercise price would be $0.04 per share, any increase or decrease in the outstanding and reserved shares resulting in a corresponding adjustment to the Class A Option exercise quantity and price (e.g., if the shares outstanding were 10,000,000 rather than 5,000,000, then the number of shares purchasable would be 500,000 and the exercise price would be $0.02 per share);

               (d) Yankees shall have the right to cashless exercise of the options, as reflected in the form of warrant agreement annexed hereto and made a part hereof as composite exhibit 1.4(B).

         (2) If, for any reason (other than a stock split also affecting Yankees's shares issued as the Stock Signing Fee) The Client's outstanding securities exceed those contemplated as the basis for determining the Class A Option exercise prices within 12 months following the end of the exercise term, then additional shares in an amount to such difference on a pro rated basis (based on the options exercised) shall be issued to Yankees.

         (3) The foregoing compensation is in lieu of document license fees and of required cash payments for up to an aggregate of 200 hours of Yankees's hourly fees during the initial six month term of this Agreement (but not those of its associated entities), and, for tax purposes, shall be valued at an aggregate of $5,000.

         (4) The Client has been informed that a portion of the Stock Signing Fee may be transferred by Yankees to third party independent consultants, all of whom will qualify as accredited investors as that term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission"), and who will assist Yankees in the performance of its duties hereunder.

         (5) The Class A Options may be exercised, in whole or in part, there being no minimum exercise requirements.

(C) In addition to the compensation described above with reference to services during the Initial Term of this Agreement and whether or not the following services are rendered during such Initial Term:

         (1) In the event that Yankees arranges or provides funding for the Client on terms more beneficial than those reflected in The Client's current principal financing agreements, Yankees shall be entitled, at its election, to either:

               (a)  A fee equal to 25% of such savings,  on a continuing  basis;
                    or

               (b) If equity funding is provided though Yankees or any affiliates thereof, a discount of 10% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 50% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); or

               (c) If funding is provided by any person or group of persons introduced to the Client by Yankees or persons associated with Yankees, directly or indirectly, but not is not provided by Yankees or its principals as described in the preceding subsection, then Yankees shall be entitled to an introduction fee equal to 5% of the aggregate proceeds so obtained; and

         (2) In the event that Yankees generates business for the Client, then, on any sales resulting therefrom, Yankees shall be entitled to a commission equal to 10% of the gross income derived by the Client therefrom, on a continuing basis.

         (3) In the event that Yankees or any affiliate thereof arranges for an acquisition by the Client, then Yankees shall be entitled to compensation equal to 10% of the compensation paid for such acquisition, in addition to any compensation negotiated and received from the acquired entity or its affiliates.

(D) The Client will assure that its legal counsel promptly prepares all reports which then existing holders of The Client's securities (including Yankees, its affiliates and successors in interest) are required to file with the Commission as a result of The Client's reporting status, including Commission Forms 3, 4 and 5, Schedules 13(d) and Schedules 13(g), and shall submit all such reports to the subject stockholders for prompt execution and timely filing with the Commission.

(E)     (1)    In  addition to payment of fees,  the Client will be  responsible for payment of all costs and disbursements associated with Yankees's services either:

               (a) Involving less than $50 per item and $200 in the aggregate during the preceding 30 day period; or

               (b)  Reflected in an operating budget approved by the Client; or

               (c) Approved in writing by the Client; provided, however, that the refusal by the Client to approve expenditures required for the proper performance of Yankees's services will excuse performance of such services.

         (2) All of Yankees's statements will be paid within 10 days after receipt.

         (3) In the event additional time for payment is required, Yankees will have the option of selling the account receivable and the Client agrees to pay interest thereon at the monthly rate of 1%.

         (4) In the event collection activities are required, the Client agrees to pay all of Yankees's out of pocket costs associated therewith.

         (5) There will be no change or waiver of the provisions contained herein, unless such charge is in writing and signed by the Client and Yankees.

1.5      The Client's Commitments

(A).     (1)      All work requiring legal review will be submitted for approval by the Client to the Client's legal counsel prior to its use.

         (2) Final drafts of any matters prepared for use by Yankees in conjunction with the provision of the Services will be reviewed by the Client and, if legally required, by The Client's legal counsel, to assure that:

                  (a)      All required information has been provided;

                  (b)      All materials are presented accurately; and,

                  (c) That no materials required to render information provided "not misleading" are omitted.

         (2) Only after such review and approval by the Client and, if required, The Client's legal counsel, will any documents be filed with regulatory agencies or provided to Yankees or third parties.

         (3)      (a)      Financial  data  will  be  reviewed   by   competent,
                           independent, certified public accountants who are members of the American Institute of Certified Public
                           Accountants' (the "AICPA) securities practice section and who have successfully undergone peer review for such specialty, to be separately retained by the Client.

                  (b) Such accountants will be required to review and approve all financially related filings, prior to release to Yankees, other third parties or submission to the appropriate regulatory authorities.

(B)      (1)      The   Client  shall  supply  Yankees  on a regular  and timely
                  basis with all approved data and information about the Client, its management, its products, and its operations and the Client shall be responsible for advising Yankees of any fact which would affect the accuracy of any prior data and information supplied to Yankees.

         (2) The Client shall use its best efforts to promptly supply Yankees with full and complete copies of all filings with all federal and state securities agencies; with full and complete copies of all shareholder reports and communications whether or not prepared with Yankees's assistance, with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community; and with all product/services brochures, sales materials, etc.

         (3) The Client shall promptly notify Yankees of the filing of any registration statement for the sale of securities and/or of any other event which triggers any restrictions on publicity.

         (4) The Client shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data which it supplies to Yankees and the Client acknowledges its awareness that Yankees will rely on such continuing representation in performing its functions under this Agreement.

         (5) Yankees, in the absence of notice in writing from the Client, may rely on the continuing accuracy of material, information and data supplied by the Client.

                                   ARTICLE TWO
                      TERM, RENEWALS & EARLIER TERMINATION

2.1      Term.
         ----

         This Agreement shall be for an initial term of 730 days, commencing on the date of its complete execution by all Parties, as evinced in the execution page hereof (the "Initial Term").

2.2      Renewals.
         --------

(A) This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

(B) In the event of renewal, Yankees shall be entitled to additional Class A Options on the same terms as those reflected herein, except that the exercise price would be equal to 75% of the average opening bid price for the Client's common stock, as reported on the highest level securities exchange or securities market on which prices for the Client's securities are quoted, on the ten business days preceding the first day of the renewal term.

2.3      Final Settlement.
         ----------------

(A) Upon termination of this Agreement and payment to Yankees of all amounts due it hereunder, Yankees or its representative shall execute and deliver to the Client a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the Client all records, manuals and written procedures, as may be desired by the Client for the continued conduct of its business; and

(B) The Client or its representative shall execute and deliver to Yankees a receipt for all materials returned and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to Yankees all records, manuals and written procedures, as may be desired by Yankees for the continued conduct of its business.

                                  ARTICLE THREE
                YANKEES' CONFIDENTIALITY & COMPETITION COVENANTS

3.1      General Provisions.
         ------------------

(A) Yankees acknowledges that, in and as a result of its entry into this Agreement, it will be making use of confidential information of special and unique nature and value relating to such matters as The Client's trade secrets, systems, procedures, manuals, confidential reports; consequently, as material inducement to the entry into this Agreement by the Client, Yankees hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof and for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its entry into this Agreement or provision of services hereunder.

(B) In the event of a breach or threatened breach by Yankees of any of the provisions of this Article Three, the Client, in addition to and not in limitation of any other rights, remedies or damages available to the Client, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Yankees, or by its partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

3.2      Special Remedies.
         ----------------

         In view of the irreparable harm and damage which would undoubtedly occur to the Client as a result of a breach by Yankees of the covenants or agreements contained in this Article Three, and in view of the lack of an adequate remedy at law to protect The Client's interests, Yankees hereby covenants and agrees that the Client shall have the following additional rights and remedies in the event of a breach hereof:

(A) Yankees hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Three; and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Client may sustain prior to the effective enforcement of such injunction, Yankees hereby covenants and agrees to pay over to the Client, in the event it violates the covenants and agreements contained in this Article Three, the greater of:

         (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

         (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Client as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Client for any breach of the covenants and agreements contained in this Article Three, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Client from the injury caused by such breaches would be injunctive relief.

3.3      Cumulative Remedies.
         -------------------

         Yankees hereby irrevocably agrees that the remedies described in this Article Three shall be in addition to, and not in limitation of, any of the rights or remedies to which the Client may be entitled, whether at law or in equity, under or pursuant to this Agreement.

3.4      Acknowledgment of Reasonableness.
         --------------------------------

(A) Yankees hereby represents, warrants and acknowledges that its members or officers and directors have carefully read and considered the provisions of this Article Three and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Client, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Yankees hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Yankees hereby covenants and agrees that if so modified, the covenants contained in this Article Three shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, Yankees hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

3.5      Exclusivity.
         -----------

         Yankees shall not be required to devote all of its business time to the affairs of the Client, rather it shall devote such time as it is reasonably necessary in light of its other business commitments.

                                  ARTICLE FOUR
              THE CLIENT'S CONFIDENTIALITY & COMPETITION COVENANTS

4.1      General Prohibitions

(A) The Client acknowledges that, in and as a result of its engagement of Yankees, the Client will be making use of confidential information of special and unique nature and value relating to such matters as Yankees's business contacts, professional advisors, trade secrets, systems, procedures, manuals, confidential reports, lists of the Clients, potential customers and funders; consequently, as material inducement to the entry into this Agreement by Yankees, the Client hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof an for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its employment of Yankees, or Yankees's affiliates.

(B) In the event of a breach or threatened breach by the Client of any of the provisions of this Article Four, Yankees, in addition to and not in limitation of any other rights, remedies or damages available to Yankees, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Client, or by The Client's partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

4.2      Special Remedies.
         ----------------

         In view of the irreparable harm and damage which would undoubtedly occur to Yankees as a result of a breach by the Client of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Yankees's interests, the Client hereby covenants and agrees that Yankees shall have the following additional rights and remedies in the event of a breach hereof:

(A) The Client hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Four is and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Yankees may sustain prior to the effective enforcement of such injunction, the Client hereby covenants and agrees to pay over to Yankees, in the event it violates the covenants and agreements contained in this Article Four, the greater of:

         (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

         (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Yankees as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Yankees for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Yankees from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.
         -------------------

         The Client hereby irrevocably agrees that the remedies described in this Article Four shall be in addition to, and not in limitation of, any of the rights or remedies to which Yankees is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4      Acknowledgment of Reasonableness.
         --------------------------------

(A) The Client hereby represents, warrants and acknowledges that its officers and directors have carefully read and considered the provisions of this Article Four and, having done so, agree that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Yankees, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Client hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Client hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, the Client hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

                                  ARTICLE FIVE
                                  MISCELLANEOUS

5.1      Notices.
         -------

         All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

To Yankees:

                           The Yankee Companies, Inc.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
                   Attention: Leonard Miles Tucker, President
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                       e-mail carrington@flinet.com; and

                   1941 Southeast 51st Terrace; Ocala, Florida
           34471 Telephone (352) 694-9179; Fax (352) 694-9178; e-mail
                              wacalvo3@atlantic.net
           Attention: Vanessa H. Mitchem, Chief Administrative Officer

To the Client:

                        Funds America Finance Corporation
    2501 East Commercial Boulevard, Suite 210; Fort Lauderdale, Florida 33306
      Telephone (954) 733-7777; Fax (954) 202-0245; e-mail ________@___.com
         Attention: Kim A. Naimoli, President & Chief Executive Officer in each case, with copies to such other address or to such other persons as any Party shall designate to the others for such purposes in the manner hereinabove set forth.

5.2      Amendment.
         ---------

         No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by Parties.

5.3      Merger.
         ------

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

5.4      Survival.
         --------

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.
         ------------

         If any provision or any portion of any provision of this Agreement, other than a conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

5.6      Governing Law and Venue.
         -----------------------

         This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Dispute Resolution in lieu of Litigation.
         ----------------------------------------

(A) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (a)      First,  the  issue  shall  be  submitted to mediation
                           before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, three by Yankees and three by the Client.

                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida, to be selected by lot, from six alternatives to be provided, in the manner set forth above for selection of a mediator;

         (3)      (A)      Expenses  of   mediation  shall   be   borne  by  the
                           Parties equally if successful but if unsuccessful, expenses of mediation and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (B) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne 1/2 by the Client and 1/2 by Yankees.

(B) Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(C) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

5.8      Benefit of Agreement.
         --------------------

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

5.9      Captions.
         --------

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10     Number and Gender.
         -----------------

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11     Further Assurances.
         ------------------

         The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

5.12     Status.
         ------

(A)      Nothing in this  Agreement  shall be  construed  or shall  constitute a
         partnership,    joint    venture,    employer-employee    relationship,
         lessor-lessee relationship, or principal-agent relationship.

(B) Throughout the term of this Agreement, Yankees shall serve an independent contractor, as that term is defined by the United States Internal Revenue Service, and in conjunction therewith, shall be responsible for all of his own tax reporting and payment obligations.

(C) In amplification of the foregoing, Yankees shall, subject to reasonable reimbursement on a pre-approved budgetary basis, be responsible for providing its own office facilities and supporting personnel.

5.13     Counterparts.
         ------------

(A) This Agreement may be executed in any number of counterparts delivered through facsimile transmission.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

5.14     License.
         -------

(A)      (1)      This Agreement is the property of Yankees.

         (2) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

         (3)      This  Agreement  shall not be construed  more  stringently  or
                  interpreted   less   favorably   against   Yankees'  based  on
                  authorship.

(B) The Client hereby acknowledges that Yankees is not a law firm, brokerage firm or otherwise regulated entity and that it has not provided it with any advice, legal or otherwise, in conjunction with this Agreement, but rather, has suggested that it retain legal counsel for such purposes and that it rely solely on its own experience and advisors in evaluating or interpreting this Agreement.

         In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence

                                               Funds America Finance Corporation

----------------------------

____________________________              By:      /s/ Kim A. Naimoli
                                                    Kim A. Naimoli, President

Dated:  August 4, 1999

                                                     The Yankee Companies, Inc.

----------------------------

____________________________               By:      /s/ Leonard M. Tucker
                                                Leonard Miles Tucker, President

Dated:  August 4, 1999